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PROSPECTUS                                                     November 12, 1997
--------------------------------------------------------------------------------
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
-----------------------------------------------------------(Evergreen tree logo appears here.)
CLASS A SHARES
CLASS B SHARES
       The Evergreen Connecticut Municipal Bond Fund (the "Fund") seeks current income exempt from federal income taxes (other than the alternative minimum tax) and Connecticut personal income taxes. The Fund also seeks to preserve capital. The Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the State of Connecticut.
       This Prospectus provides information regarding the Class A and Class B shares offered by the Fund. The Fund is a nondiversified series of an open-end, management investment company. This Prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116.
       A Statement of Additional Information for the Fund dated November 12, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 343-2898. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this Prospectus carefully.
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                         2
DESCRIPTION OF THE FUND                                     3
         Investment Objectives and Policies                 3
         Investment Practices and Restrictions              3
ORGANIZATION AND SERVICE PROVIDERS                          6
         Organization                                       6
         Service Providers                                  7
         Distribution Plans                                 8
PURCHASE AND REDEMPTION OF SHARES                           8
         How to Buy Shares                                  8
         How to Redeem Shares                              11
         Exchange Privilege                                12
         Shareholder Services                              12
         Banking Laws                                      13
OTHER INFORMATION                                          13
         Dividends, Distributions and Taxes                13
         General Information                               14

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                              EXPENSE INFORMATION
--------------------------------------------------------------------------------
       The table and example below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES                                   Class A Shares                    Class B Shares
                                                                   --------------                  ----------------
Maximum Sales Charge Imposed on Purchases                              4.75%                              None
(as a % of offering price)
Maximum Contingent Deferred Sales Charge (as a % of original           None1                             5.00%2
purchase price or redemption proceeds, whichever is lower)

       Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's estimated annual operating expenses for the fiscal period ending March 31, 1998. The example shows what you would pay if you invested $1,000 over periods indicated. The example assumes that you reinvest all of your dividends and that the Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Fund see "Organization and Service Providers." EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                ANNUAL                                            EXAMPLES
                                                                                  --------
                          OPERATING EXPENSES4
                        -----------------------
                        Class A         Class B
                        -------         -------
                                                                            Assuming        Assuming no
                                                                           Redemption
                                                                        at End of Period    Redemption
                                                                        -----------------   -----------
Management Fees (after
 expense
 reimbursements)          .50%            .50%                          Class A   Class B     Class B
                                                                        -------   -------   -----------
                                                  After 1 Year           $  56     $  66       $  16
12b-1 Fees3               .25%           1.00%
                                                  After 3 Years          $  73     $  81       $  51
Other Expenses
 (after expense
 reimbursements)          .10%            .10%
                        -------         -------
Total                     .85%           1.60%
                        -------         -------
                        -------         -------

-------------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. No sales charge is imposed on redemptions made thereafter. See "Purchase and Redemption of Shares" for more information.
(3) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Purchase and Redemption of Shares" for more information.
(4) The Fund's investment adviser has voluntarily agreed to waive 0.10% of the Fund's investment advisory fee. The investment adviser currently intends to continue this expense waiver through the fiscal period ending March 31, 1998; however, it may modify or cancel its expense waiver at any time. Without such waiver, the Fund's management fee would be 0.60%. See "Organization and Service Providers" for more information. In addition, the investment adviser has voluntarily limited the Other Expenses of the Fund to 0.10%. Absent expense waivers and/or reimbursements, the Total Operating Expenses for Class A and Class B would be 1.12% and 1.87%, respectively.
                                       2

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES

       The Fund seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.
       The Fund normally invests at least 80% of its assets in securities in municipal obligations that are exempt from federal income tax (other than the alternative minimum tax). In addition, the Fund will invest at least 65% its total assets in Connecticut municipal obligations.
       The Fund may make taxable investments and may, from time to time, generate income subject to federal regular income tax and the alternative minimum tax.
       Municipal obligations are debt obligations issued by a state or local entity to support a government's general financial needs or special projects, such as housing projects or sewer works. Municipal obligations also include certain types of industrial development bonds that the government has issued to finance privately operated facilities.
       The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are paid off only with the revenue generated by the project financed by the bond or other specified sources of revenue.
       The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), by Moody's Investor Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by the Fund's investment adviser. The Fund may invest the remaining 20% of its assets in lower rated bonds, but it will not invest in bonds rated below B. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, the Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.
       The Fund also may invest up to 20% or, for temporary defensive purposes, up to 100% of its assets in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.
       The Fund's investment objectives are nonfundamental, as a result the Fund may change its objectives without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by the Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. The Fund's concentration in securities issued by the State of Connecticut and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.
       The Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by the Fund (because of adverse economic conditions in the State of Connecticut, for example) are downgraded, the Fund's concentration in State of Connecticut securities may cause the Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.
                                       3

Portfolio Turnover. The estimated annual portfolio turnover rate for the Fund is not expected to exceed 100%.

Nondiversification. The Fund is a nondiversified portfolio of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Below-Investment Grade Bonds. The Fund may invest up to 20% of its assets in below-investment grade bonds (i.e., a bond that is rated BB or lower by S&P or Ba by Moody's). The Fund will not invest in bonds with a rating lower than B. Since these bonds have low ratings, a degree of doubt surrounds the safety of investment and the ability of the issuer to continue interest payments. These bonds are also called "high risk, high yield" bonds or "junk" bonds. Junk bonds are usually backed by issuers of less proven or questionable financial strength. Compared with higher-grade bonds, issuers of junk bonds are more likely to face financial problems and to be materially affected by those problems. As a result, the ability of issuers of junk bonds to pay interest and principal is uncertain. Moreover, the junk bond market may react strongly to real or perceived unfavorable news about an issuer or the economy. If a junk bond issuer defaults, the bond will lose some or all of its value.

Repurchase Agreements. The Fund may invest in repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

When-Issued And Delayed Delivery Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. When someone borrows securities from the Fund, they pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect the Fund and its shareholders.

Investing In Securities Of Other Investment Companies. The Fund may invest in the securities of other investment companies. As a shareholder of another investment company, the Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Fund does not intend to leverage.
                                       4

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 15% limit. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes.

Restricted Securities. The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the United States. The Fund's investment adviser determines the liquidity of Rule 144A securities according to guidelines and procedures adopted by the Fund's Board of Trustees. The Board of Trustees monitors the investment advisers' application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which the Fund's investment adviser has determined to be liquid or readily marketable are not subject to the 15% limit on illiquid securities.

Municipal Lease Obligations. The Fund may purchase municipal leases, which are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment would generate tax-exempt income.

Resource Recovery Bonds. The Fund may purchase resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Zero Coupon Debt Securities. The Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day the Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.

Securities with Put or Demand Rights. The Fund has the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in its portfolio or to purchase securities which carry a demand feature or put option which permit the Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by the Fund for all such transactions.

       The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.
       The Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.
                                       5

       The Fund may enter into put transactions only with broker-dealers (in accordance with the rules of the Securities and Exchange Commission) and banks which, in the opinion of the Fund's investment adviser, present minimal credit risks. The Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by the Fund. The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The Fund intends to enter into put transactions solely to maintain portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Risk Factors Related to Investing in Securities issued by the State of Connecticut. Because it invests primarily in State of Connecticut municipal securities, the performance of the Fund is in part tied to state-wide, regional and local conditions within the State of Connecticut. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of the State of Connecticut, its municipalities, subdivisions and instrumentalities. Also, some revenue obligations may be issued to finance construction of capital projects of nongovernmental entities. Adverse economic conditions might affect those entities' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

       Until recently, the State of Connecticut's economic performance had significantly declined and the State had experienced general fund budget deficits for several consecutive years. In 1991, the State imposed an income tax on individuals, trusts and estates. For each fiscal year since fiscal 1991-92, the General Fund has operated at a surplus. The State's income tax generates approximately 28% of the State's total revenues. Future changes in the level of economic activity in Connecticut may affect State income tax collections and General Fund operations.
       In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus for fiscal 1996-97 of $255.3 million.
       An expanded discussion of the risks associated with the purchase of securities issued by the State of Connecticut is contained in the Statement of Additional Information.
       The value of municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal and state income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue, and perceptions with respect to the level of interest rates. In general, the value of bonds tends to appreciate when interest rates decline and depreciate when interest rates rise.
--------------------------------------------------------------------------------
                       ORGANIZATION AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
ORGANIZATION
Fund Structure. The Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, the Fund is a nondiversified series of an open-end, investment management company, called "Evergreen Municipal Trust" (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders participate equally in dividends and distributions from the Fund's assets and have equal voting, liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, your shares will be fully paid and nonassessable. Shares of the Fund are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.
                                       6

       The Fund does not hold annual shareholder meetings; the Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote.
SERVICE PROVIDERS
Investment Adviser. The investment adviser to the Fund is the Capital Management Group ("CMG") of First Union National Bank ("FUNB"), a subsidiary of First Union Corporation. First Union Corporation and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.
       The Fund pays CMG an annual fee for its services equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or cancel this waiver at any time.

Portfolio Manager. Jocelyn Turner is the Fund's portfolio manager. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union Corporation (then First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.

Administrator. Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Fund with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union Corporation subsidiaries. The administration fee is calculated in accordance with the following schedule.

                             Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                Subsidiary Of First Union Corporation Serves As Investment
Administrative Fee                                       Adviser
------------------           ----------------------------------------------------------------
     0.050%                                      on the first $7 billion
     0.035%                                       on the next $3 billion
     0.030%                                       on the next $5 billion
     0.020%                                      on the next $10 billion
     0.015%                                       on the next $5 billion
     0.010%                                 on assets in excess of $30 billion

Sub Administrator. BISYS Fund Services serves as sub-administrator to the Fund. For its services, BISYS Fund Services is entitled to receive a fee calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EIS for which subsidiaries of First Union Corporation also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                                 Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                    Subsidiary Of First Union Corporation Serves As Investment
Sub-Administrative Fee                                       Adviser
----------------------           ----------------------------------------------------------------
        0.0100%                                      on the first $7 billion
        0.0075%                                       on the next $3 billion
        0.0050%                                      on the next $15 billion
        0.0040%                                 on assets in excess of $25 billion

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116 acts as the Fund's transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of FUNB.
Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Fund's custodian.
Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc. located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Fund.
                                       7

DISTRIBUTION PLANS
Distribution Plans. The Fund's Class A and Class B shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, the Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of the Fund's average daily net assets attributable to the Class, as follows:
       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include the Fund's investment adviser or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Fund may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.
       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.
--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
HOW TO BUY SHARES
       You may purchase shares of the Fund through broker-dealers, banks or other financial intermediaries or directly through EDI. In addition, you may purchase shares of a Fund by mailing to each Fund, c/o Evergreen Service Company ("ESC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").
       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class A and Class B shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").
Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of the Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:
                              Initial Sales Charge

                                    as a % of the Net    as a % of the     Commission to Dealer/Agent
       Amount of Purchase            Amount Invested     Offering Price     as a % of Offering Price
Less than   $  50,000                      4.99%               4.75%                   4.25%
$  50,000 - $  99,000                      4.71%               4.50%                   4.25%
$ 100,000 - $ 249,999                      3.90%               3.75%                   3.25%
$ 250,000 - $ 499,999                      2.56%               2.50%                   2.00%
$ 500,000 - $ 999,999                      2.04%               2.00%                   1.75%

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such
                                       8
clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Fund.
       Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.
       In connection with sales made to plans of the type described in the preceding sentence EDI will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.
       When Class A shares are sold, EDI will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EDI may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Fund. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with the Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.
Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
------------------------------------------------------------------------------------------------------------------   --------
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.

       The CDSC is deducted from the amount of the redemption and is paid to EDI or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.
       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.
                                       9

Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.
       No CDSC is imposed on a redemption of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.
       The Fund may also sell Class A and Class B shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, FUNB, EDI and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as a trustee for a single account.

How the Fund Values Its Shares. The net asset value of each Class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust under which the Fund operates believe would accurately reflect fair market value.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A or Class B shares. There is no size limit on purchases of Class A shares.
       In addition to the discount or commission paid to broker-dealers, EDI and EIS may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving FUBS, an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Fund will not accept third party checks other than those payable directly to an account which has been in existence at least thirty days.
                                       10

HOW TO REDEEM SHARES
       You may redeem Fund shares for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o ESC; the registrar, transfer agent and dividend-disbursing agent for the Fund. Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.
       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESCs offices are closed). Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.
       In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.
       Except as otherwise noted, the Fund, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line, or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Fund, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.
                                       11

General. The sale of shares is a taxable transaction for federal income tax purposes. The Fund may temporarily suspend the right to redeem its shares when
(1) the Exchange is closed, other than customary weekend and holiday closings;
(2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Fund reserves the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen funds through your financial intermediary, by calling or writing to ESC or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.
       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
       No CDSC will be imposed in the event Class B shares are exchanged for Class B shares of other Evergreen funds. If you redeem shares, the CDSC applicable to the Class B shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. The Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, the Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified, including the right to charge for exchanges, or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of the Fund with no minimum initial investment required.
                                       12

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.
       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company or its affiliates (a "Bank") from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company such as the Fund. However, a Bank may act as Adviser, transfer agent or custodian to a registered open-end investment company. A Bank may also purchase shares of such company and pay third parties for performing these functions.
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
       Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Fund will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as the Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on the Fund if it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.
       The Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross
                                       13
income for federal income tax purposes, however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax.
       Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary income and long-term capital gain distributions are taxable as long-term capital gains, even though received in additional shares of the Fund, and regardless of the investors holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, the highest federal income tax rate applicable to net long-term gains realized by individuals is 20% for most assets held more than 18 months. The rate applicable to corporations is 35%.
       Since the Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.
       The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the Application, or on a separate form supplied by the Fund's transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.
       Exempt-interest dividends paid by the Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.
       Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Fund. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority. Investors should consult their own tax advisers about the status of distributions from the Fund in their states and localities. The Fund notifies shareholders annually as to the interest exempt from Federal taxes earned by the Fund.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. The Fund currently offers three classes of shares, Class A, Class B and Class Y, and may in the future offer additional classes. Class A and Class B shares are the only classes of shares offered by this Prospectus. The dividends payable with respect to Class A and Class B shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A and Class B shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.

Performance Information. The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on SEC formulas and are not intended to indicate future performance.
       Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the
                                       14

SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund. The Fund's total return shows its overall change in value including changes in share prices and assumes all a Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.
       The Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.
       Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar and other industry publications. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
       In marketing the Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders.

Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       15

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  TRANSFER AGENT
  Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts, 02116 LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  DISTRIBUTOR
  Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019
  61934                                                                   542277